UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - JUNE 5,  2006

ARCH MANAGEMENT SERVICES INC.
(Exact name of Registrant as specified in its charter)

NEVADA	333-121356	84-1665042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4-2341 West Broadway
Vancouver, British Columbia, V6K 2E6
(Address of principal executive offices)

(604) 603-5693
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01: Changes in Control of Registrant.

On June 5, 2006, 3,000,000 restricted common shares of Arch Management Services Inc. (the "Company") were sold by Nigel Johnson and Alfred Nutt (the "Sellers") to Fiducie Chevrette, Gaetan Leonard, Lai Yin Cheung, Capex Investments Limited, and Sun Rich International Limited (collectively, the “Purchasers”). The Purchasers purchased these shares pursuant to a Securities Purchase Agreement dated as of June 5, 2006 (the “Securities Purchase Agreement”). The Purchasers paid a total sum of $50,010.50 for the 3,000,000 restricted common shares held by the Sellers, which represent 29.5% of the 10,162,750 issued and outstanding shares of the Company.

The above-referenced Purchasers acquired the following number of restricted common shares from the Sellers:

1. Fiducie Chevrette purchased 600,000 restricted common shares in consideration for payment of $10,002. The 600,000 restricted common shares now owned by Fiducie Chevrette represent 5.9% of the issued and outstanding shares of the Company.

2. Gaetan Leonard purchased 300,000 restricted common shares in consideration for payment of $5,001. The 300,000 restricted common shares now owned by Gaetan Leonard represent 2.95% of the issued and outstanding shares of the Company.

3. Lai Yin Cheung purchased 150,000 restricted common shares in consideration for payment of $2,500.50. The 150,000 restricted common shares now owned by Lai Yin Cheung represent 1.48% of the issued and outstanding shares of the Company.

4. Capex Investments Limited purchased 1,500,000 restricted common shares in consideration for payment of $25,005. The 1,500,000 restricted common shares now owned by Capex Investments Limited represent 14.76% of the issued and outstanding shares of the Company.

5. Sun Rich International Limited purchased 450,000 restricted common shares in consideration for payment of $7,501.50. The 450,000 restricted common shares now owned by Sun Rich International Limited represent 4.43% of the issued and outstanding shares of the Company.

For each of the individual Purchasers, the source of the funds used for the purchase of these shares was their personal savings. For Capex Investments Limited and Sun Rich International Limited, respectively, the source of the funds used for the purchase of these shares was their general operating funds.

In connection with the execution of the Securities Purchase Agreement, Mr. Johnson has resigned as a director and as the President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, and Secretary of the Company and Mr. Nutt has resigned as a director and as the Treasurer of the Company. Mr. Guy Chevrette, Mr. James Pak Chiu Leung, and Mr. Gaetan Leonard each have been appointed as the directors of the Company. Mr. James Pak Chiu Leung will serve as the Company's Chief Executive Officer and Mr. Gilles Simard will serve as the Company’s Chief Financial Officer. There are no agreements between the Sellers and the Purchasers that contemplate any continued involvement by the Sellers as employees, officers or directors of the Company.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of June 5, 2006, Nigel Johnson has resigned as a director and the President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, and Secretary of the Company and Alfred Nutt has resigned as a director and as the Treasurer of the Company. The resignation of Mr. Johnson and Mr. Nutt was in no way connected to a disagreement with the Company regarding operations, policies or practices. The Purchasers and Sellers enumerated in Section 5.01 above have agreed that in connection with the Securities Purchase Agreement, Mr. Johnson and Mr. Nutt would appoint the new directors named below and then resign from their positions as officers and directors of the Company.

Effective as of June 5, 2006, Mr. James Pak Chiu Leung has been appointed as a director and the Chief Executive Officer of the Company. There are no employment or other agreements between Mr. James Pak Chiu Leung and the Company regarding his service as an officer and director. In 1982, Mr. James Pak Chiu Leung earned his Bachelors degree in Geological Engineering from Windsor University in Ontario. From 1982 to 1983, he worked as a Geological Engineer for Santana Associates in Venezuela. From 1983 to 1985 he worked as a tunnel Engineer for Mishubatsu Construction Co. in Hong Kong. From 1985 to 1988, he worked as an Engineering Geologist for Muansell Consultant in Hong Kong. From 1988 to 1989, he worked as a Mine Geologist for Mattabi Mines in Ontario. From 1989 to1990, he worked as a Geotechnical Engineer for Brenda Mines in British Columbia. From 1990 to 1992, he worked as a Senior Project Engineer for Bell Mines in British Columbia. From 1992 to 2001, he worked as a Senior Scientist and Technology Leader for Noranda Technology Centre in Québec. Since 2001, Mr. James Pak Chiu Leung has worked with Flairbase Inc. as a Technical Manager. Since November 8, 2005, Mr. James Pak Chiu Leung has been the President and Director of Gallant Energy International Limited; energy specialized firm presently working to develop an ethanol production plant in China. Mr. James Pak Chiu Leung is the brother in law of Mr. Gaetan Leonard’s wife.

Effective as of June 5, 2006, Mr. Gilles Simard has been appointed as the Company’s Chief Financial Officer. There are no employment or other agreements between Mr. Simard and the Company regarding his service as an officer. In 1973, Mr. Simard earned his degree in business administration from the École des Hautes Études Commerciales in Montreal. Since 1974, he has been a member of the Association of Chartered Accountants of Quebec and a certified Tutor. From 1974 to 1981, he worked as a Director with Maheux, Noiseux, CA. From 1979 to 1983, he worked as a Junior Lecturer with École des Hautes Études Commerciales Montreal. From 1981 to 1983, he was a partner with Lussier Sénécal, CA. From 1984 to 1989, he was a partner with Samson Bélair, CA. From 1989 to 1991, he worked as a Director of a private corporation and as a financial consultant. Since 1992, Mr. Simard has operated his own accounting firm. From 1997 to 2002, he acted as a Director and CFO of the Mont Orford Ski Team. In 2000, Mr. Simard became registered as a Chartered Professional Accountant in Florida.

Mr. Gaetan Leonard was appointed as a director of the Company as of June 5, 2006. There are no employment or other agreements between Mr. Leonard and the Company regarding his service as a director. Mr. Leonard earned his Bachelors degree in Engineering Physics from Montreal University (Polytechnique) in Quebec in 1981. Mr. Leonard was awarded a Masters in Business Administration from McGill University in Quebec In 1987. From 1981 to 1983 and 1988 to 1991 Mr. Leonard worked as Field Engineer and District Engineer for Schlumberger of Canada in High Level, and Brooks, Alberta. From 1984 to 1985 he worked as Manager for E. Beaulac Inc., a construction materials retail business in Montreal. During summer 1986, as student, he also worked as Analyst for the National Research Council of Canada in Ottawa, Ontario. From 1993 to 1994 he worked as Programmer & Analyst for Calculus Compagnie d'Informatique Limitée in Laval, Quebec. From 1994 to the present he has served as President and CEO of Flairbase Inc. Since November 8, 2005 Mr. Leonard has also served as a Director of Gallant Energy International Limited, an energy specialized firm currently working to develop an ethanol production plant in China. Mr. James Pak Chiu Leung is the brother in law of Mr. Leonard’s wife.

Mr. Guy Chevrette was appointed as a director of the Company as of June 5, 2006. There are no employment or other agreements between Mr. Chevrette and the Company regarding his service as a director.

At the present time, the Company has no directors’ committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Arch Management Services Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCH MANAGEMENT SERVICES INC.
Dated: June 22, 2006
	By:	/s/ James Pak Chiu Leung
Name: James Pak Chiu Leung
Title: Chief Executive Officer

By:	/s/ Gilles Simard
Name: Gilles Simard
Title: Chief Financial Officer